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                                                                EXHIBIT - 10.1


                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 5

     This Agreement, dated as of July 21, 1998, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than July 21, 1998 or this Agreement shall be of no force or effect:

     1. ADDITION OF SECTION 1.1A. A new Section 1.1A is added to the Credit Agreement immediately after Section 1.1 of the Credit Agreement to read in its entirety as follows:

     "1.1A "ADJUSTED COMPANY TOTAL DEBT" means, at any date, Company Total Debt PLUS the B Share Loan."

     2. AMENDMENT OF SECTION 1.4. Section 1.4 of the Credit Agreement is amended to read in its entirety as follows:

     "1.4. "APPLICABLE MARGIN" means, with respect to any portion of the Revolving Loan or B Share Revolving Loan subject to a Pricing Option,

     (1) on or after the date of this Amendment No. 5 but prior to the first anniversary of the date of this Amendment No. 5:


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          (a) on any date that Adjusted Company Total Debt is less than or equal to 200% of Combined Adjusted Mutual Fund Cash Flow, 1.25%;

          (b) on any date that Adjusted Company Total Debt is greater than 200% but less than or equal to 250% of Combined Adjusted Mutual Fund Cash Flow, 1.50%; and

          (c) on any date that Adjusted Company Total Debt is greater than 250% of Combined Adjusted Mutual Fund Cash Flow, 1.75%; and

     (2) on and after the first anniversary of the date of this Amendment No. 5:

          (a) on any date that Adjusted Company Total Debt is less than or equal to 100% of Combined Adjusted Mutual Fund Cash Flow, 1.125%;

          (b) on any date that Adjusted Company Total Debt is greater than 100% but less than or equal to 200% of Combined Adjusted Mutual Fund Cash Flow, 1.25%;

          (c) on any date that Adjusted Company Total Debt is greater than 200% but less than or equal to 250% of Combined Adjusted Mutual Fund Cash Flow, 1.50%; and

          (d) on any date that Adjusted Company Total Debt is greater than 250% of Combined Adjusted Mutual Fund Cash Flow, 1.75%.

          For purposes of calculating the Applicable Margin, (1) Adjusted Company Total Debt shall be determined as of the last day of the most recently ended fiscal quarter for which financial statements have been furnished (or are required to have been furnished) by the Company to the Agent pursuant to Sections 7.4.1 or 7.4.2 and (2) Combined Adjusted Mutual Fund Cash Flow shall be determined for the period of four consecutive fiscal quarters of the Company then ended. Any adjustment in the Applicable Margin shall take effect upon the earlier of (i) the date upon which the financial statements referred to in the foregoing sentence are furnished or
     (ii) the date such financial statements are required to be furnished by the Company to the Agent. If for any reason the Company shall not have furnished the financial statements required by Sections 7.4.1 or 7.4.2 upon the expiration of the period specified in Section 9.1.2, then the Applicable Margin shall be deemed to be the highest margin specified by this Section 1.4."

     3. AMENDMENT TO SECTION 1.5. Section 1.5 of the Credit Agreement is amended to read in its entirety as follows:

     "1.5. "APPLICABLE RATE" means, at any date,

          (1) with respect to any Loan


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               (a) for each portion of any Loan subject to a Pricing Option, the sum of the Eurodollar Rate with respect to such Pricing Option PLUS the Applicable Margin; and

               (b) for each other portion of any Loan, the Base Rate;

          PLUS (2) in each case, an additional 2% effective on the day the Agent notifies (which notice the Agent shall be required to give upon the written request of the Required Lenders) the Company that the interest rates hereunder are increasing as a result of the occurrence of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 9.3."

     4. ADDITION OF SECTION 1.37A. A new Section 1.37A is added to the Credit Agreement immediately after Section 1.37 of the Credit Agreement to read in its entirety as follows:

     "1.37A "COMBINED ADJUSTED MUTUAL FUND CASH FLOW" means, for any period, Combined Mutual Fund Cash Flow PLUS Distribution Fees."

     5. ADDITION OF SECTION 7.19. A new Section 7.19 is added to the Credit Agreement immediately after Section 7.18 of the Credit Agreement to read in its entirety as follows:

     "7.19. YEAR 2000. The material hardware and software systems of the Company and its Subsidiaries include design, performance and functionality so that the Company and its Subsidiaries do not reasonably expect to experience invalid or incorrect results or abnormal hardware or software operation related to calendar year 2000, except such results or abnormal operation that would not cause a Material Adverse Change to the Company or its Subsidiaries. To the best of the Company's knowledge after due diligence and inquiry, the material hardware and software systems of the Company and its Subsidiaries include, or will include prior to year 2000, calendar year 2000 date conversion and compatibility capabilities, including, but not limited to, date data century recognition, same century and multiple century formula and date value calculations, and user interface date data values that reflect the century."

     6. ADDITION OF SECTION 7.20. A new Section 7.20 is added to the Credit Agreement immediately after Section 7.19 of the Credit Agreement to read in its entirety as follows:

     "7.20. UPSTREAM PAYMENTS. As indicated on page thirty-three of the Pioneer Bank Syndicate Presentation dated June 30, 1998, the Company will cause the following to occur by December 31, 1998: (a) Pioneer Capital Corporation will pay $10 million to the Company and (b) Pioneer Funds Distributor, Inc. will pay $8 million to the Company."


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     7. AMENDMENT TO EXHIBIT 9.1.2 Exhibit 9.1.2 of the Credit Agreement is
amended to read in its entirety set forth on Exhibit 9.1.2 hereto.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

     1. LEGAL EXISTENCE, ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and
(b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

     2. ENFORCEABILITY. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

     3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

          (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

          (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

          (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

          (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.


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No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

     4. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

     5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

     1. PAYMENT OF FEES. The Company shall have paid all outstanding fees related to the Credit Agreement.

     2. OFFICER'S CERTIFICATE. The representations and warranties contained in
Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of Exhibit 4(b), signed by an Executive Officer or a Financial Officer.

     3. LEGAL OPINION. On the Amendment Date, the Lenders shall have received from Hale and Dorr LLP, special counsel to the Company, hereby authorized and directed by the Company, its opinion with respect to this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby, which opinion shall be in form and substance satisfactory to the Agent.

     4. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     5. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.


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5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.


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Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


THE PIONEER GROUP, INC.                      PIONEERING SERVICES CORP.


By /s/ William H. Keogh                      By /s/ William H. Keogh
  ---------------------                        ---------------------
  Title:  Treasurer                             Title:  Treasurer

60 State Street                              60 State Street
Boston, Massachusetts 02109-1820             Boston, Massachusetts 02109-1820


PIONEERING MANAGEMENT
CORPORATION


By /s/ William H. Keogh
  ---------------------
   Title:  Treasurer

60 State Street
Boston, Massachusetts 02109-1820


PIONEER MANAGEMENT (IRELAND) LTD.


By /s/ John F. Cogan, Jr.
  -----------------------
   Title: Director

60 State Street
Boston, Massachusetts 02109-1820


PIONEER FUNDS DISTRIBUTOR, INC.


By /s/ William H. Keogh
  ---------------------
   Title:  Treasurer

60 State Street
Boston, Massachusetts 02109-1820


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                                BANKBOSTON, N.A.

                                By /s/ Karen A. Gallagher
                                   ----------------------
                                   Title: Vice President

                                Financial Institutions Division
                                100 Federal Street - 15th Floor
                                Boston, Massachusetts 02110
                                Telecopy: (617) 434-1537
                                Telex: 940581


                                THE BANK OF NEW YORK


                                By /s/ Scott H. Buitekant
                                   ----------------------
                                   Title: Assistant Vice President

                                   One Wall Street, 17th Floor
                                   Mutual Funds Banking Division
                                   New York, NY  10286
                                   Telecopy:  (212) 635-6348
                                   Telex:

                                   SOCIETE GENERALE

                                By /s/ Woddy Littlefield
                                   ---------------------
                                   Title:  Vice President

                                   1221 Avenue of the Americas
                                   New York, New York 10020
                                   Telecopy: (212) 278-7153


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                            STATE STREET BANK & TRUST COMPANY

                            By:/s/ Peter M. Sherwood
                               ---------------------
                               Title:  Vice President

                               225 Franklin Street, 8th Floor
                               Asset-Based Finance
                               Boston, MA 02110
                               Telecopy: (617) 338-4041


                            BANQUE NATIONALE DE PARIS


                            By:/s/ Frances Tenney        /s/ Barry S. Feigenbaum
                               ------------------        -----------------------
                               Title: Vice President     Senior Vice President

                               499 Park Avenue, 7th Floor
                               New York, 10022
                               Telecopy: (212) 415-9707

                            MELLON BANK, N.A.

                            By:/s/ Susan M. Whitewood
                               ----------------------
                               Title:  Vice President

                               One Mellon Bank Center
                               Mail Code: 1510370
                               Pittsburgh, PA 15258
                               Telecopy: (412) 234-8087


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                                                                  EXHIBIT 4(b)

                              OFFICER'S CERTIFICATE

     Pursuant to Section 4(b) of Amendment No. 5 to Credit Agreement dated as of July 21, 1998 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (as amended, modified and in effect prior to giving effect to the Amendment, the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in
Section 3 of the Amendment are true and correct on and as of the Amendment Date with the same force and effect as though originally made on and as of the Amendment Date; no Default exists on the Amendment Date or will exist immediately after giving effect to the Amendment; and as of the Amendment Date, no Material Adverse Change has occurred.

     Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

     This certificate has been executed by a duly authorized Executive Officer or Financial Officer this ____ day of July, 1998.

                                           THE PIONEER GROUP, INC.

                                           By  /s/ William H. Keough
                                              ----------------------
                                              Name: William H. Keough
                                              Title:  Treasurer





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                                                                EXHIBIT 9.1.2


                             OFFICERS OF THE COMPANY

1.   John F. Cogan, Jr.     Chairman of the Board, Chief Executive Officer and
                            President of the Company

2.   William H. Keough      Senior Vice President, Chief Financial Officer and
                            Treasurer of the Company and Subsidiaries

3.   David D. Tripple       President and Chief Investment Officer of Pioneering
                            Management Corporation

4.   William H. Smith, Jr.  President and Director of Pioneering Services
     Corporation

5.   Roger K. Leonard       Managing Director and Chief Executive of Pioneer
                            Goldfields Limited and Managing Director of
                            Teberebie Goldfields Limited

6.   Robert L. Butler       President of Pioneer Funds Distributor, Inc.





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